TPC MOR

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Touch America Purchasing Company, LLC	Case No.	03-11918 (KJC)
	Reporting Period:	June 20, 2003 - July 31, 2003

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

		Document	Explanation
REQUIRED DOCUMENTS	Form No.	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1 (CON'T)	X
Copies of bank statements		X
Cash disbursements journals		X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period		X
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

_______________________________________
Signature of Debtor	Date

_______________________________________
Signature of Joint Debtor	Date

/s/ J.P.Pederson	September 9, 2003
Signature of Authorized Individual*	Date

J. P. Pederson	Vice Chairman and CFO
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

			FORM MOR
			(9/99)

In re: Touch America Purchasing Company, LLC							Case No.	03-11918 (KJC)
Debtor							Reporting Period: 06/20/03 thru 07/31/03
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL
REPORT (FORM IR-1) . Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON'T)]

	BANK ACCOUNTS					CURRENT MONTH			CUMULATIVE FILING TO DATE
	OPER.	GENERAL	TAX	OTHER		ACTUAL	PROJECTED		ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	-5,315.18	8,449.18				3,134.00			3,134.00

RECEIPTS
CASH SALES						0.00			0.00
ACCOUNTS RECEIVABLE						0.00			0.00
LOANS AND ADVANCES						0.00			0.00
SALE OF ASSETS						0.00			0.00
OTHER (ATTACH LIST) (A)	32,084.77					32,084.77			32,084.77
TRANSFERS (FROM DIP ACCTS)						0.00			0.00
Transfer from TA		61,767.59				61,767.59			61,767.59
TOTAL RECEIPTS	32,084.77	61,767.59				93,852.36			93,852.36

DISBURSEMENTS
NET PAYROLL						0.00			0.00
PAYROLL TAXES						0.00			0.00
SALES, USE, & OTHER TAXES		199,224.81				199,224.81			199,224.81
INVENTORY PURCHASES						0.00			0.00
SECURED/ RENTAL/ LEASES						0.00			0.00
INSURANCE						0.00			0.00
ADMINISTRATIVE						0.00			0.00
SELLING						0.00			0.00
OTHER	1,767.59	75.00				1,842.59			1,842.59
Transfer to TA	25,000.00	33,000.00				58,000.00			58,000.00
OWNER DRAW *						0.00			0.00
TRANSFERS (TO DIP ACCTS)						0.00			0.00
Reconciling items Sub Acct	2.00	-18,011.39				-18,009.39			-18,009.39
PROFESSIONAL FEES						0.00			0.00
U.S. TRUSTEE QUARTERLY FEES						0.00			0.00
COURT COSTS						0.00			0.00
TOTAL DISBURSEMENTS	26,769.59	214,288.42				241,058.01			241,058.01
						0.00
NET CASH FLOW	5,315.18	-152,520.83				-147,205.65			-147,205.65
(RECEIPTS LESS DISBURSEMENTS)
						0.00
CASH - END OF MONTH	0.00	-144,071.65				-144,071.65			-144,071.65
* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED
DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS										241,058.01
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS										58,000.00
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)										0.00
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES										183,058.01
										FORM MOR-1
										(9/99)
(A) Outstanding checks were voided.

In re: Touch America Purchasing Company, LLC						Case No.03-11918 (KJC)
Debtor						Reporting Period:06/20/03 thru 07/31/03

BANK RECONCILIATIONS
Continuation Sheet for MOR-1
A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page.

		Operating		General		Tax		Other
		# 150080666095		#150095586569		#		#
BALANCE PER BOOKS		0.00		-144,071.65

BANK BALANCE		0.00		15,554.74
(+) DEPOSITS IN TRANSIT (ATTACH LIST)				0.00
(-) OUTSTANDING CHECKS (ATTACH LIST)				176,720.22	(B)
OTHER (ATTACH EXPLANATION)				17,093.83	(C)
ADJUSTED BANK BALANCE *		0.00		-144,071.65
* Adjusted bank balance must equal
balance per books

DEPOSITS IN TRANSIT		Date	Amount	Date	Amount	Date	Amount	Date	Amount

CHECKS OUTSTANDING		Ck. #	Amount	Ch. #	Amount	Ck. #	Amount	Ck. #	Amount

				(B) Please see outstanding
				checks TPC 6569
				( C) Reconciling items
				not cleared.

OTHER

									FORM MOR-1 (CON'T)
In re: Touch America Purchasing Company, LLC						Case No.03-11918 (KJC)
Debtor						Reporting Period:06/20/03 thru 07/31/03

TAmer Purchasing Co LLC Check Register Time 11.16.06 Date 08/19/2003
Butte Paying company code TPC RFCHKN00/00067537 Page 1

Bank			USB01 US BANK, NA MT ST PAUL
Bank key			92900383
Acct number			GEN01 150095586569

Touch America Purchasing Account #6569 - Outstanding Checks as of 07/31/03
	30020200	200010848		7/2/2003	USD		1,267.80	IDAHO STATE TAX COMMISSION
	30020201	200010849		7/2/2003	USD		6,266.03	ILLINOIS DEPARTMENT OF REVENUE
	30020202	200010850		7/2/2003	USD		52,125.00	BOARD OF EQUALIZATION
	30020203	200010851		7/2/2003	USD		15,561.00	COLORADO DEPARTMENT OF REVENUE
	30020204	200010852		7/2/2003	USD		1,408.36	CITY AND COUNTY OF DENVER
	30020206	200010853		7/3/2003	USD		3,511.19	COMPTROLLER OF PUBLIC ACCOUNTS
	30020207	200010854		7/3/2003	USD		448	MINNESOTA DEPARTMENT OF REVENU
	30020208	200010855		7/3/2003	USD		7,068.31	STATE OF WASHINGTON
	30020210	200010859		7/21/2003	USD		1,281.12	COMPTROLLER OF PUBLIC ACCOUNTS
	30020211	200010860		7/21/2003	USD		2,121.00	COLORADO DEPARTMENT OF REVENUE
	30020212	200010861		7/21/2003	USD		2,786.55	IOWA DEPARTMENT OF REVENUE
	30020213	200010862		7/21/2003	USD		33.74	MINNESOTA DEPARTMENT OF REVENU
	30020214	200010863		7/21/2003	USD		373.64	IDAHO STATE TAX COMMISSION
	30020215	200010864		7/21/2003	USD		621.48	ILLINOIS DEPARTMENT OF REVENUE
	30020216	200010865		7/21/2003	USD		11.43	CITY OF GOLDEN
	30020217	200010866		7/21/2003	USD		78.68	CITY AND COUNTY OF DENVER
	30020219	200010867		7/21/2003	USD		2,212.52	COMPTROLLER OF PUBLIC ACCOUNTS
	30020220	200010868		7/21/2003	USD		3,663.00	COLORADO DEPARTMENT OF REVENUE
	30020221	200010869		7/21/2003	USD		4,812.45	IOWA DEPARTMENT OF REVENUE
	30020222	200010870		7/21/2003	USD		58.26	MINNESOTA DEPARTMENT OF REVENU
	30020223	200010871		7/21/2003	USD		645.29	IDAHO STATE TAX COMMISSION
	30020224	200010872		7/21/2003	USD		1,073.32	ILLINOIS DEPARTMENT OF REVENUE
	30020225	200010873		7/21/2003	USD		19.73	CITY OF GOLDEN
	30020226	200010874		7/21/2003	USD		135.89	CITY AND COUNTY OF DENVER
	30020228	200010875		7/24/2003	USD		3,401.00	BOARD OF EQUALIZATION
	30020229	200010876		7/24/2003	USD		3,697.73	STATE OF WASHINGTON
	30020231	200010877		7/24/2003	USD		1,970.00	BOARD OF EQUALIZATION
	30020232	200010878		7/24/2003	USD		2,141.10	STATE OF WASHINGTON
	30020234	200010879		7/31/2003	USD		592.26	NORTH DAKOTA STATE TAX COMMISS
	30020235	200010880		7/31/2003	USD		33,255.60	UTAH STATE TAX COMMISSION
	30020236	200010881		7/31/2003	USD		36,892.34	WYOMING DEPARTMENT OF REVENUE
	30020237	200010882		7/31/2003	USD		44.6	BOARD OF EQUALIZATION
	30020239	200010883		7/31/2003	USD		80.76	NORTH DAKOTA STATE TAX COMMISS
	30020240	200010884		7/31/2003	USD		4,534.86	UTAH STATE TAX COMMISSION
	30020241	200010885		7/31/2003	USD		5,030.77	WYOMING DEPARTMENT OF REVENUE

	Total				USD		199,224.81
	Less July Clearings Not Posted						(22,504.59)
	Total Outstanding Checks 07/31/03						176,720.22

In re: Touch America Purchasing Company, LLC	Case No.	03-11918 (KJC)
	Reporting Period.:	June 20, 2003 - July 31, 2003

STATEMENT OF OPERATIONS
(Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

		Cumulative
REVENUES	Month	Filing to Date
Gross Revenues - Intercompany	2,457,376.89	2,457,376.89
Less: Returns and Allowances
Net Revenue	2,457,376.89	2,457,376.89
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
Cost of Goods Sold - Intercompany	678,284.59	678,284.59
Gross Profit	1,779,092.30	1,779,092.30
OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Pension & Profit-Sharing Plans
Repairs and Maintenance
Rent and Lease Expense
Salaries/Commissions/Fees
Supplies
Taxes - Payroll
Taxes - Real Estate
Taxes - Other
Travel and Entertainment
Utilities
Intercompany Management fees - Touch America, Inc.	2,668.93	2,668.93
Total Operating Expenses Before Depreciation	2,668.93	2,668.93
Depreciation/Depletion/Amortization	275,939.16	275,939.16
Net Profit (Loss) Before Other Income & Expenses	1,500,484.21	1,500,484.21
OTHER INCOME AND EXPENSES
Interest Income - Intercompany (Touch America, Inc.) (A)	71,573.49	71,573.49
Interest Expense
Other Expense (attach schedule)
Net Profit (Loss) Before Reorganization Items	1,572,057.70	1,572,057.70
REORGANIZATION ITEMS
Professional Fees
U. S. Trustee Quarterly Fees	500.00	500.00
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses	500.00	500.00
Income Taxes
Net Profit (Loss)	1,571,557.70	1,571,557.70

*"Insider" is defined in 11 U.S.C. Section 101(31).
		FORM MOR-2
(A) Interest expense calculated for income tax purposes.		(9/99)

In re: Touch America Purchasing Company, LLC		Case No.	03-11918 (KJC)
		Reporting Period:	June 20, 2003 - July 31, 2003

STATEMENT OF OPERATIONS - continuation sheet

			Cumulative
BREAKDOWN OF "OTHER" CATEGORY		Month	Filing to Date

Other Costs

Other Operational Expenses

Other Income

Other Expenses

Other Reorganization Expenses

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.
			FORM MOR-2 (CON'T)
			(9/99)

In re : Touch America Purchasing Company, LLC.		Case No. 03-11918 (KJC)
Debtor		Reporting Period: July 31, 2003

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

	BOOK VALUE AT END OF	BOOK VALUE ON
ASSETS	CURRENT REPORTING MONTH	PETITION DATE
CURRENT ASSETS
Unrestricted Cash and Equivalents	-144,071.65	3,134.00
Restricted Cash and Cash Equivalents (see continuation sheet)	0.00	0.00
Accounts Receivable (Net) (A)	456,727.02	456,727.02
Accounts Receivable (Net) -additional prepetition receivables	5,634.00	5,634.00
Notes Receivable	0.00	0.00
Accounts Receivable - Intercompany (A)	404,246,095.64	401,531,272.31
Inventories	0.00	0.00
Prepaid Expenses (C)	41,874.87	41,874.87
Professional Retainers	0.00	0.00
Other Current Assets (attach schedule)	0.00	0.00
TOTAL CURRENT ASSETS	$404,606,259.88	$402,038,642.20
PROPERTY AND EQUIPMENT
Real Property and Improvements	0.00	0.00
Communications Equipment	25,254,396.30	25,254,396.30
Furniture, Fixtures and Office Equipment	0.00	0.00
Leasehold Improvements	0.00	0.00
Vehicles	0.00	0.00
Fiber Optic Network	6,460.33	6,460.33
Construction Work in Progress	29,647,759.02	30,326,043.61
Less Accumulated Depreciation	-11,604,621.34	-11,328,682.18
TOTAL PROPERTY & EQUIPMENT	$43,303,994.31	$44,258,218.06
OTHER ASSETS
Loans to Insiders*	$ -	0.00
Other Assets (attach schedule)	0.00	0.00
TOTAL OTHER ASSETS	$ -	$0.00

TOTAL ASSETS	$447,910,254.19	$446,296,860.26

	BOOK VALUE AT END OF	BOOK VALUE ON
LIABILITIES AND OWNER EQUITY	CURRENT REPORTING MONTH	PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable	425.00	0.00
Accounts Payable - Intercompany	64,436.52	0.00
Taxes Payable (refer to FORM MOR-4)	131,552.22	0.00
Wages Payable	0.00	0.00
Notes Payable	0.00	0.00
Rent / Leases - Building/Equipment	0.00	0.00
Secured Debt / Adequate Protection Payments	0.00	0.00
Professional Fees	0.00	0.00
Amounts Due to Insiders*	0.00	0.00
Other Postpetition Liabilities (attach schedule)		0.00
TOTAL POSTPETITION LIABILITIES	$196,413.74	$0.00
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt	13,867,443.23	13,867,443.23
Priority Debt	0.00	0.00
Unsecured Debt priority debt	629.29	629.29
Unsecured Debt - reconciling item (B)	2,848.69	2,848.69
Unsecured Debt - intercompany	493,640,828.72	493,640,828.72
Unsecured Debt - intercompany- additional prepetition activity		0.00
Unsecured Debt	12,172,537.44	12,172,537.44
Unsecured Debt - additional prepetition debt (D)	936,295.17	945,968.60
Unsecured Debt - income taxes payable	-4,654,184.00	-4,654,184.00
Unsecured Debt - sales & use and other taxes	3,871,654.77	4,016,558.85
Unsecured Debt - intercompany deferred revenue	10,960,284.61	10,960,284.61
TOTAL PRE-PETITION LIABILITIES	$530,798,337.92	530,952,915.43

TOTAL LIABILITIES	$530,994,751.66	$530,952,915.43
OWNER EQUITY
Capital Stock	0.00	0.00
Additional Paid-In Capital	0.00	0.00
Partners' Capital Account	0.00	0.00
Owner's Equity Account	0.00	0.00
Retained Earnings - Pre-Petition	-84,656,055.17	-84,656,055.17
Retained Earnings - Postpetition	1,571,557.70	0.00
Adjustments to Owner Equity (attach schedule)	0.00	0.00
Postpetition Contributions (Distributions) (Draws) (attach schedule)	0.00	0.00
NET OWNER EQUITY	($83,084,497.47)	($84,656,055.17)

TOTAL LIABILITIES AND OWNERS' EQUITY	447,910,254.19	446,296,860.26
		FORM MOR-3
*"Insider" is defined in 11 U.S.C. Section 101(31).	$0.00	(9/99)

(A)-$189,607 of intercompany receivables was erroneously included as Accounts Receivable - net instead of		0.00
Accounts Receivable-Intercompany in the original 6/19 filing.	$0.00
(B)-Reconciling amount for uncleared items. No specific creditor identified.
(C) Original prepetition amount was reported as $45,375, which included vendor payments of $3,500 which have no value.
(D) This amount represents prepetition activity (accrual estimates) that was not included on the Initial Bankruptcy Schedules as filed.
No specific creditors have been identified.
This amount includes $32,084.77 of uncleared checks which have been cancelled and reclassified as unsecured debt - accounts payable.

In re : Touch America Purchasing Company, LLC.			Case No. 03-11918 (KJC)
Debtor			Reporting Period: July 31, 2003

BALANCE SHEET - continuation sheet

		BOOK VALUE AT END OF	BOOK VALUE ON
ASSETS		CURRENT REPORTING MONTH	PETITION DATE
Other Current Assets

Other Assets

		BOOK VALUE AT END OF	BOOK VALUE ON
LIABILITIES AND OWNER EQUITY		CURRENT REPORTING MONTH	PETITION DATE
Other Postpetition Liabilities

Adjustments to Owner Equity

Postpetition Contributions (Distributions) (Draws)

Restricted Cash: cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated
	into a separate account, such as an escrow account.

			FORM MOR-3 (CON'T)
			(9/99)

In re: Touch America Purchasing Company, LLC				Case No.	03-11918 (KJC)
Debtor				Reporting Period:	06/20/03 - 07/31/03

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.
Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.

	Beginning	Amount				Ending
	Tax	Withheld or	Amount	Date	Check No.	Tax
	Liability	Accrued	Paid	Paid	or EFT	Liability
Federal
Withholding	-	-	-			-
FICA-Employee	-	-	-			-
FICA-Employer	-	-	-			-
Unemployment	-	-	-			-
Income	-	-	-			-
Other:_________________	-
Total Federal Taxes	-	-	-			-
State and Local
Withholding	-	-	-			-
Sales and Use Taxes including Telecon Trans	0	185,872.95	-54,320.73			131,552.22	(a)
Excise	-
Unemployment	-	-	-			-
Real Property	-
Personal Property	-
Other:__CO OCCUPATIONAL TAX_______________	-	-	-			-
Total State and Local	-	185,872.95	(54,320.73)			131,552.22
Total Taxes	-	185,872.95	(54,320.73)			131,552.22

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

		Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	175.00	250.00	0.00	0.00	0.00	425.00
Wages Payable	0.00	0.00	0.00	0.00	0.00	0.00
Taxes Payable	0.00	0.00	0.00	0.00	0.00	0.00
Rent/Leases-Building	0.00	0.00	0.00	0.00	0.00	0.00
Land - Easement	0.00	0.00	0.00	0.00	0.00	0.00
Secured Debt/Adequate Protection Payments	0.00	0.00	0.00	0.00	0.00	0.00
Professional Fees	0.00	0.00	0.00	0.00	0.00	0.00
Amounts Due to Insiders*	0.00	0.00	0.00	0.00	0.00	0.00
Other:__________________________
Other:__________________________
Total Postpetition Debts	175	250.00	0.00	0.00	0.00	425

Explain how and when the Debtor intends to pay any past-due postpetition debts.

(a) This represents tax accruals for numerous taxing jurisdictions.

*"Insider" is defined in 11 U.S.C. Section 101(31).						FORM MOR-4
						(9/99)

In re Touch America Purchasing Company, LLC				Case No. 03-11918 (KJC)
Debtor				Reporting Period: July 31, 2003

Text	Account	Doc.no.	Doc. type	Pstg. date	Amount

Wyoming Sales/Use Tax	252100	10000992	PP	20030731	5,030.77
Utah Sales and Use Tax	252100	10000994	PP	20030731	4,534.86
North Dakota Sales and Use Tax	252100	10000996	PP	20030731	80.76
Denver Sales and Use Tax	252100	10000963	PP	20030721	78.68
City of Golden Sale and Use Tax	252100	10000965	PP	20030721	11.43
Colorado Sales and Use Tax	252100	10000967	PP	20030721	2,121.00
Idaho Sales and Usse Tax	252100	10000969	PP	20030721	373.64
Illinois Sales and Use Tax Return	252100	10000971	PP	20030721	621.48
Iwoa Retailer's use Tax	252100	10000973	PP	20030721	2,786.55
Minnesota Sale and Use Tax	252100	10000975	PP	20030721	33.74
Texas Sales and Use Tax	252100	10000977	PP	20030721	1,281.12
Californa Sales and Use Tax	252100	10000979	PP	20030724	1,970.00
Washington Combined Excixe Tax	252100	10000980	PP	20030724	2,141.10
					21,065.13

Utah Sales and Use Tax	252300	10000993	PP		33,255.60

					54,320.73

In re: Touch America Purchasing Company, LLC				Case No.	03-11918 (KJC)
Debtor				Reporting Period:	06/20/03 - 07/31/03

			INVOICE
VEN #	VENDOR NAME	AMOUNT	DATE	CO	Item text	CURRENT	0-30	STATUS

	U.S. TRUSTEE	500.00			ACCRUAL	250.00	250.00
	CASH CLEARING	(75.00)				(75.00)

	TOTAL	425.00				175.00	250.00

In re: Touch America Purchasing Company, LLC	Case No.		03-11918 (KJC)
	Reporting Period:		June 20, 2003 - July 31, 2003

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation		Amount
Total Accounts Receivable at the beginning of the reporting period			462,361.02
+ Amounts billed during the period
- Amounts collected during the period
Total Accounts Receivable at the end of the reporting period			462,361.02

Accounts Receivable Aging		Amount
0 - 30 days old
31 - 60 days old
61 - 90 days old
91+ days old			462,361.02
Total Accounts Receivable			462,361.02
Amount considered uncollectible (Bad Debt)
Accounts Receivable (Net)			462,361.02

DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No
1. Have any assets been sold or transferred outside the normal course of business			X
this reporting period? If yes, provide an explanation below.
2. Have any funds been disbursed from any account other than a debtor in possession			X
account this reporting period? If yes, provide an explanation below.
3. Have all postpetition tax returns been timely filed? If no, provide an explanation		X
below.
4. Are workers compensation, general liability and other necessary insurance		X
coverages in effect? If no, provide an explanation below.

			FORM MOR-5
			(9/99)

Last Updated on 9/19/2003
By MPC